UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020 (October 23, 2020)

1847 HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on August 31, 2020, 1847 Goedeker Inc. (“1847 Goedeker”), a subsidiary of 1847 Holdings LLC (“1847 Holdings”), filed a Registration Statement on Form S-1 (File No. 333-248510) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the distribution by 1847 Holdings to its shareholders of 3,325,000 shares of the common stock of 1847 Goedeker, which constitutes all of the shares of 1847 Goedeker held by 1847 Holdings. At 4:00 p.m. on October 16, 2020, the SEC entered an order declaring the Registration Statement effective under the Securities Act of 1933, as amended. On October 19, 2020, 1847 Goedeker filed a final prospectus, dated October 16, 2020 (the “Final Prospectus”), with the SEC. As stated in the Final Prospectus, the record date for the distribution was October 15, 2020.

On October 23, 2020, 1847 Holdings completed the distribution. The common shareholders of 1847 Holdings received an aggregate of 2,660,007 shares of the common stock of 1847 Goedeker, which were distributed on a pro rata basis at a ratio of 0.710467618568632 shares of 1847 Goedeker’s common stock for each common share of 1847 Holdings held on the record date, and 1847 Partners LLC, the manager of 1847 Holdings and the sole holder of its allocation shares, received 664,993 shares of the common stock of 1847 Goedeker, which it then distributed to its members.

As a result of this distribution, 1847 Goedeker is no longer a majority-owned subsidiary of 1847 Holdings. The distribution therefore resulted in the disposition of the business and assets of 1847 Goedeker.

For additional information regarding the distribution, please see the Final Prospectus.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information

Pro forma financial information reflecting the distribution will be filed by an amendment to this Form 8-K within 71 calendar days of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2020	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer